UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2023

TILT HOLDINGS INC.

(Exact name of registrant as specified in its charter)

British Columbia	000-56422	83-2097293
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

, Arizona
2801 E. Camelback Road #180 Phoenix, Arizona	85016
(Address of principal executive offices)	(Zip Code)

(623) 887-4900

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.424)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

TILT Holdings Inc. (the “Company”) held its 2023 Annual General Meeting of Stockholders (the “Annual Meeting”) on June 6, 2023.

Proxies for the Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended. At the Annual Meeting, the Company’s stockholders voted on three proposals. The proposals are described in detail in the Company’s Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 27, 2023.

Present at the Annual Meeting in person or by proxy were holders representing 77,584,818 shares of the Company's Class A Common, representing approximately 23.22% of the eligible votes, constituting a quorum. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

(a)	Proposal No. 1. To set the number of directors of the Company at five.

Votes For	Votes Against	Abstentions
26,010,344	2,332,114	3,942,390

With respect to the foregoing Proposal 1, the number of directors of the Company is set at five.

(b)	Proposal No. 2. To elect five directors of the Company to hold office until their successors are elected at the next annual general meeting of the Company.

Nominee	Votes For	Withheld
John Barravecchia	30,389,274	1,895,574
Tim Conder	25,451,551	6,833,297
Adam Draizin	30,228,257	2,056,591
George Odden	30,185,992	2,098,856
D’Angela Simms	26,836,507	5,448,341

With respect to the foregoing Proposal, all five directors were elected to serve as a director until their successors are elected at the next annual general meeting of the Company and each received a plurality of votes at the Annual Meeting.

(c)	Proposal No. 3. To re-appoint Macias Gini & O’Connell LLP (“MGO”) as the auditors of the Company for the ensuing year and to authorize the directors of the Company to fix the remuneration to be paid to the auditors.

Votes For	Withheld	Abstentions
73,545,122	3,751,203	288,493

With respect to the foregoing Proposal 3, MGO is re-appointed as the auditors of the Company for the ensuing year and the directors of the Company are authorized to fix the remuneration paid to the auditors.

Item 8.01 Other Events

On June 7, 2023, the Company issued a press release announcing the results of the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

99.1	Press Release dated June 7, 2023
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TILT Holdings Inc.

Date: June 8, 2023	By:	/s/ Timothy Conder
	Name:	Timothy Conder
	Its:	Interim Chief Executive Officer